Exhibit 10.38

                      INSTITUTIONAL STOCKHOLDERS' AGREEMENT


         THIS INSTITUTIONAL STOCKHOLDERS' AGREEMENT (this "AGREEMENT"), dated as of January 20, 2000, among MJD Communications, Inc., a Delaware corporation (the "COMPANY"), each of the stockholders listed on Exhibit A (collectively, the "INSTITUTIONAL STOCKHOLDERS"; individually, an "INSTITUTIONAL STOCKHOLDER"), Kelso Investment Associates V, L.P., a Delaware limited partnership ("KIA V"), Kelso Equity Partners V, L.P., a Delaware limited partnership ("KEP V"; together with KIA V, "KELSO"),Thomas H. Lee Equity Fund IV, L.P., a Delaware limited partnership ("THL FUND IV") and THL Equity Advisors IV, LLC, a Massachusetts limited liability company, in its capacity as representative of the THL Related Parties (as such term is defined in the Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT"), dated as of January 4, 2000, among the Company, Kelso, THL Fund IV and the other parties thereto). For the purposes of this Agreement, "CLASS C COMMON STOCK" shall mean the Class C Common Stock of the Company, par value $.01 per share.

         The parties hereto agree as follows:

         1. TRANSFER OF CLASS C COMMON STOCK. (a) Prior to the closing of a registration that covers (together with any prior effective registrations) (I) shares of Class A Common Stock, par value $.01, of the Company ( "CLASS A COMMON STOCK") which are sold for an aggregate price of at least $150 million or (II) shares of Class A Common Stock that, after the closing of such registration, will be traded on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System (an "IPO"), no Institutional Stockholder may, directly or indirectly, sell, assign, mortgage, transfer, pledge, hypothecate or otherwise dispose of or transfer (collectively, "TRANSFER") any shares of Class C Common Stock or any interest therein, except for (X) Transfers which, prior thereto, the Board of Directors of the Company (the "BOARD") shall have consented to in writing, (Y) Transfers pursuant to the following paragraphs (b) and (c), or (Z) Transfers to an Affiliate which is not a telecom company and which does not directly or indirectly own a telecom company, PROVIDED that if such Affiliate ceases to be such an Affiliate, then the transferred shares of Class C Common Stock must be transferred back to the original Institutional Stockholder. For the purposes of this Agreement, "AFFILIATE" shall mean, with respect to any individual, corporation, partnership, trust or other entity or organization (each, a "PERSON"), any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

         (b) In the event that either (I) (A) Kelso, or THL Fund IV, together with the THL Related Parties (as defined in the Stock Purchase Agreement) ("THL"), owns at least 10% of the shares of the Company's capital stock owned by it as of the Closing Date (as defined in the Stock Purchase Agreement) (the "10% CONDITION"), and (B) whichever of Kelso or THL, or both, who satisfy the 10% Condition (such parties being the "SELLING SHAREHOLDERS"), intend to sell any shares of Class A Common Stock (including all shares of capital stock convertible into Class A Common Stock, whether or not then convertible) to one or more third parties who are not Affiliates, or (II) in the event that the Board has approved the sale of the Company, whether by merger, consolidation, sale of all or substantially all of its assets, recapitalization or otherwise, each Institutional Stockholder, upon the request of the Selling Stockholders, will consent to and raise no objections against such transaction (and shall waive any rights of appraisal) and shall fully cooperate with and take all necessary and desirable actions in connection with the consummation of such transaction, including, without limitation, executing a purchase agreement in the form approved by the Selling Stockholders. If the transaction involves a sale of stock, each Institutional Stockholder shall agree to sell that number of shares equal to the product of
(A) the aggregate number of shares of Class C Common Stock then held by such Institutional Stockholder times (B) a fraction, the numerator of which is the aggregate number of shares of Class A Common Stock (including all shares of capital stock convertible into Class A Common Stock, whether or not then convertible) being sold by the Selling Stockholders in such sale and the denominator of which is the aggregate number of shares of Class A Common Stock (including all shares of capital stock convertible into Class A Common Stock, whether or not then convertible) then held by all Selling Stockholders. Such sale shall be for a purchase price per share and on other terms and conditions not less favorable to each Institutional Stockholder than those applicable to the Selling Stockholders; PROVIDED, however, that the form of consideration to be received by the Selling Stockholders may be different from that received by the Institutional Stockholders so long as the value of the consideration to be received by the Selling Stockholders is the same or less than that to be received by the Institutional Stockholders (as reasonably determined by the Board in good faith, excluding members of the Board who are designees of the Selling Stockholders).

         (c) In the event that either Kelso or THL, or both, satisfies the 10% Condition, and if the Selling Stockholders do not exercise their rights under
Section 1(b) before 20 days prior to any proposed Transfer (including by merger, consolidation or otherwise) of Class A Common Stock (including all shares of capital stock convertible into Class A Common Stock, whether or not then convertible) by the Selling Stockholders to one or more parties who are not Affiliates of the Selling Stockholders and not including a Transfer pursuant to a registered offering or Rule 144 under the Securities Act of 1933, as amended, then such Selling Stockholders shall deliver to the Institutional Stockholders a written notice (the "SALE NOTICE") specifying in reasonable detail the identity of the proposed transferee(s) and the terms and conditions of the proposed Transfer. Any Institutional Stockholder may elect to participate in the proposed Transfer by delivering to the Selling Stockholders a written notice of such election within the 10 business day period following delivery of the Sale Notice. If one or more Institutional Stockholders elect to participate in such Transfer (the "PARTICIPATING STOCKHOLDERS"), the number of shares of Class C Common Stock that each Institutional Stockholder will be permitted to sell in such proposed Transfer will be the product of (I) the number of shares of Class C Common Stock then held by the Institutional Stockholder and (II) a fraction, the numerator of which shall be the number of shares of Class A Common Stock (including all shares of capital stock convertible into Class A Common Stock, whether or not then convertible) which the Selling Stockholders propose to sell in the proposed Transfer and the denominator of which shall be the number of shares of Class A Common Stock (including all shares of capital stock convertible into Class A Common Stock, whether or not then convertible) then held by the Selling Stockholders. The Participating Stockholders shall pay a pro rata portion of the transaction expenses associated with such Transfer.

         (d) The Institutional Stockholder agrees that, in the event that the Company files a registration statement under the Securities Act with respect to a public offering of any shares of its capital stock, the Institutional Stockholder will not effect any public sale or distribution of any shares of the Class A Common Stock (other than part of such public offering) including, but not limited to, pursuant to Rule 144 under the Securities Act, during the 20 days prior to and the 180 days after the effective date of such registration statement and the Institutional Stockholder agrees to execute a customary hold-back agreement with the underwriters for any such public offering. In addition, upon the completion of a public offering which is an IPO, the Institutional Stockholder agrees that it shall become a party (as an Other Investor) to the Registration Rights Agreement, dated as of the date hereof, among the Company, Kelso, THL and the other parties thereto, and that it shall be bound by all of the obligations of an Other Investor thereunder, including without limitation, Section 5 thereof, and such Institutional Stockholder acknowledges that it shall have (A) piggyback registration rights under Sections
1.5 and 2 thereof, and (B) the right to Transfer its shares of Class A Common Stock pursuant to Section 12.1 thereof, but only to the extent that after any Transfer pursuant to clause (B), such Institutional Stockholder will continue to own at least as great a percentage of the shares of Class C Common Stock owned by it as of the date hereof divided by the number of shares of Class A Common Stock which will be owned by it after the proposed Transfer as that percentage which is the sum of (i) the percentage of shares of the Company's capital stock owned by Kelso as of the Closing Date (as defined in the Stock Purchase Agreement) divided by the number of shares of the Company's capital stock owned by Kelso on the date of such proposed Transfer; plus (ii) the percentage of shares of the Company's capital stock owned by THL as of the Closing Date (as defined in the Stock Purchase Agreement) divided by the number of shares of the Company's capital stock owned by THL on the date of such proposed Transfer; divided by two (i.e. if Kelso still owns 25% of the shares of capital stock originally owned by it, and THL still owns 75% of the shares of capital stock originally owned by it, any Institutional Stockholder proposing to Transfer shares pursuant to clause (B) would need to own that number of shares of Class A Common Stock after the proposed Transfer which was at least 50% of the number of shares of Class C Common Stock originally owned by it).

         2. STOCK CERTIFICATE LEGENDS. A copy of this Institutional Stockholders' Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing any shares of Class C Common Stock owned by the Institutional Stockholder shall bear the following legends:

"THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO THE STOCKHOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE INSTITUTIONAL STOCKHOLDERS' AGREEMENT, DATED AS OF JANUARY [ ], 2000, AMONG THE ISSUER AND CERTAIN STOCKHOLDERS OF THE ISSUER (THE "STOCKHOLDERS AGREEMENT")."

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN THE STOCKHOLDERS AGREEMENT. A COPY OF THE STOCKHOLDERS AGREEMENT IS ON FILE AT THE OFFICE OF THE ISSUER AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST."

"THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS."

         In addition, such certificates will bear such legends as may be required by any state securities laws.

         3. AGREEMENT TO BE BOUND. Any Transfer of shares of Class C Common Stock by the Institutional Stockholder permitted under Section 1(a)(x) or
Section 1(a)(z) of this Agreement shall be permitted and shall be effective only if the transferee of such shares shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in substance and form to the Board. Upon the execution of such instrument by such transferee, such transferee shall be deemed to be the Institutional Stockholder for all purposes of this Agreement.

         4. INDEMNIFICATION. In the event that THL and/or Kelso receive any payments pursuant to Article XI of the Stock Purchase Agreement (an "Indemnification Payment"), THL and/or Kelso, as the case may be, agree to share such Indemnification Payment with the Institutional Stockholders in accordance with Schedule I hereto; PROVIDED that if any such Indemnification Payment is for a Loss (as defined in the Stock Purchase Agreement) that does not affect one or more of the Institutional Stockholders, then the Institutional Stockholders not affected shall have no right to any portion of such Indemnification Payment. Each Institutional Stockholder agrees that it does not have third party beneficiary rights under the Stock Purchase Agreement and it has no right to enforce the provisions of Article XI and its rights to payment in connection therewith is solely pursuant to this Section 4. Each Institutional Stockholder further agrees that this Section 4 is such Institutional Stockholder's sole and exclusive remedy for the breach of any representations and warranties made in this Agreement, the applicable Institutional Stockholder Subscription Agreement between the Company and such Institutional Stockholder and the Stock Purchase Agreement.

         5. TERMINATION. Any party to this Agreement which ceases to own any shares of Class A Common Stock or Class C Common Stock shall cease to be a party to this Agreement and, thereafter, shall have no rights or obligations hereunder, PROVIDED that no sale of shares of Class A Common Stock or Class C Common Stock by any Institutional Stockholder in breach of this Agreement shall relieve such Institutional Stockholder of liability for any such breach. This Agreement, except for Section 1(d) hereof, will terminate upon an IPO and will be of no further force or effect, PROVIDED that any liability of an Institutional Stockholder for any pre-termination breach of the Agreement will survive such termination.

         6. FURTHER ASSURANCES. Each party hereto or Person subject hereto shall do and perform, or cause to be done and performed, all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         7. GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

         8. SEVERABILITY. In case any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, the validity or enforceability of the remaining provisions shall not in any way be affected thereby.

         9. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (A) delivered personally, (B) mailed, certified or registered mail with postage prepaid, (C) sent by next-day or overnight mail or delivery or
(D) sent by fax, as follows:

         (i)      If to the Company, to it at:

                  MJD Communications, Inc.
                  521 East Morehead Street, Suite 250
                  Charlotte, North Carolina  28202
                  Fax:  (704) 344-8121
                  Attention:  Mr. Walt Leach

                  with a copy to:

                  Paul, Hastings, Janofsky & Walker LLP
                  399 Park Avenue
                  New York, New York  10022
                  Fax:  (212) 319-4090
                  Attention:  Neil A. Torpey, Esq.

         (ii) If to an Institutional Stockholder, as provided on Exhibit A, or to such other person or address as the Purchaser shall specify by notice in writing to the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (W) if by personal delivery, on the day after such delivery, (X) if by certified or registered mail, on the fifth business day after the mailing thereof, (Y) if by next-day or overnight mail or delivery, on the day delivered or (Z) if by fax, on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

         10. HEADINGS. The headings and captions contained herein are for convenience and shall not control or affect the meaning of our construction of any provision hereof.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

         12. AMENDMENT. This Agreement may only be amended with the consent of all of the parties hereto.

         IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.



                                      MJD COMMUNICATIONS, INC.


                                      By:   /s/ WALTER E. LEACH, JR.
                                          --------------------------------------
                                          Name:  Walter E. Leach Jr.
                                          Title: Senior Vice President and CFO



                                      KELSO INVESTMENT ASSOCIATES V, L.P.

                                      By: Kelso Partners V, L.P., its
                                            general partner


                                      By: /s/ GEORGE E. MATELICH
                                          --------------------------------------
                                          Name:  George E. Matelich
                                          Title: General Partner


                                      KELSO EQUITY PARTNERS V, L.P.


                                      By: /s/ GEORGE E. MATELICH
                                          --------------------------------------
                                          Name:  George E. Matelich
                                          Title: General Partner


                                      THOMAS H. LEE EQUITY FUND IV, L.P.

                                      By: THL Equity Advisors IV, LLC,
                                            its general partner


                                      By: /s/ SCOTT M. SPERLING
                                          --------------------------------------




             [Institutional Stockholders' Agreement Signature Page]

                                          Name:  Scott M. Sperling
                                          Title: Managing Director

                                      DLJ FUND INVESTMENT PARTNERS II, L.P.

                                      By:  DLJ LBO Plans Management Corporation


                                      By: /s/ ED POLETTI
                                          --------------------------------------
                                          Name:  Ed Poletti
                                          Title: Vice President


                                      DLJ PRIVATE EQUITY EMPLOYEES FUND, L.P.

                                      By:  DLJ LBO Plans Management Corporation


                                      By: /s/ ED POLETTI
                                          --------------------------------------
                                          Name:  Ed Poletti
                                          Title: Vice President


                                      DLJ PRIVATE EQUITY PARTNERS FUND, L.P.

                                      By: WSW Capital, Inc.


                                      By: /s/ ED POLETTI
                                          --------------------------------------
                                          Name:  Ed Poletti
                                          Title: Vice President



             [Institutional Stockholders' Agreement Signature Page]

                                      DLJ CAPITAL PARTNERS I, LLC

                                      By:
                                          --------------------------------------

                                      By: /s/ ED POLETTI
                                          --------------------------------------
                                          Name:  Ed Poletti
                                          Title: Vice President


                                      GREENWICH STREET CAPITAL PARTNERS II, L.P.

                                      By: Greenwich Street Investments II,
                                          L.L.C., its General Partner


                                      By: /s/ SANJAY H. PATEL
                                          --------------------------------------
                                          Name:  Sanjay H. Patel
                                          Title: Managing Member


                                      GSCP OFFSHORE FUND, L.P.

                                      By: Greenwich Street Investments II,
                                          L.L.C., its General Partner

                                      By: /s/ SANJAY H. PATEL
                                          --------------------------------------
                                          Name:  Sanjay H. Patel
                                          Title: Managing Member


                                      GREENWICH FUND, L.P.

                                      By: Greenwich Street Investments II,
                                          L.L.C., its General Partner


                                      By: /s/ SANJAY H. PATEL
                                          --------------------------------------
                                          Name:  Sanjay H. Patel
                                          Title: Managing Member



             [Institutional Stockholders' Agreement Signature Page]

                                      GREENWICH STREET EMPLOYEES FUND,
                                      L.P.

                                      By: Greenwich Street Investments II,
                                           L.L.C., its General Partner


                                      By:  /s/ SANJAY H. PATEL
                                          --------------------------------------
                                          Name:  Sanjay H. Patel
                                          Title: Managing Member


                                      TRV EXECUTIVES FUND, L.P.

                                      By: Greenwich Street Investments II,
                                          L.L.C., its General Partner


                                      By: /s/ SANJAY H. PATEL
                                          --------------------------------------
                                          Name:  Sanjay H. Patel
                                          Title: Managing Member


                                      MAGNETITE ASSET INVESTORS LLC


                                      By: Blackrock Financial Management, Inc.
                                          As Managing Member


                                      By: /s/ DENNIS M. SCHANEY
                                          --------------------------------------
                                          Name:  Dennis M. Schaney
                                          Title: Managing Director



             [Institutional Stockholders' Agreement Signature Page]

                                      THL EQUITY ADVISORS IV, LLC


                                      By: /s/ SCOTT M. SPERLING
                                          --------------------------------------
                                          Name:  Scott M. Sperling
                                          Title:   Managing Director


                                      DB CAPITAL INVESTORS, L.P.


                                      By: DB Capital Partners, L.P.,
                                          its General Partner

                                      By: DB Capital Partners, Inc.


                                      By: /s/ FRANK SCHIFF
                                          --------------------------------------
                                          Name: Frank Schiff
                                          Title: Managing Director






             [Institutional Stockholders' Agreement Signature Page]

                                      FIRST UNION INVESTORS, INC.


                                      By: /s/ PEARCE LANDRY
                                          --------------------------------------
                                          Name: Pearce Landry
                                          Title: Vice President



                                      BANCAMERICA CAPITAL INVESTORS I, L.P.


                                          By: BancAmerica Capital
                                              Management I, L.P.
                                              Its general partner

                                      By: BACM I GP, LLC,
                                          Its general partner


                                      By: /s/ GEORGE E. MORGAN III
                                          --------------------------------------

                                          Name:  George E. Morgan III
                                          Title: Member






             [Institutional Stockholders' Agreement Signature Page]

                                      COINVESTMENT I, LLC



                                      By: /s/ LAURENCE D. FINK
                                          --------------------------------------

                                          Name:  Laurence D. Fink
                                          Title: Managing Member





             [Institutional Stockholders' Agreement Signature Page]

                                    Exhibit A
                           INSTITUTIONAL STOCKHOLDERS

DLJ FUND INVESTMENT PARTNERS II, L.P.
DLJ PRIVATE EQUITY EMPLOYEES FUND, L.P.
DLJ PRIVATE EQUITY PARTNERS FUND, L.P.
DLJ CAPITAL PARTNERS I, LLC
Donaldson Lufkin & Jenrette
277 Park Avenue, 23rd Floor
New York, NY 10172
Fax: (212) 892-7215
Attention: Ms. Ivy Dodes


GREENWICH STREET CAPITAL PARTNERS II, L.P.
GSCP OFFSHORE FUND, L.P.
GREENWICH FUND, L.P.
GREENWICH STREET EMPLOYEES FUND, L.P.
TRV EXECUTIVES FUND, L.P.
Greenwich Street Capital Partners
388 Greenwich Street, 36th Floor
New York, NY 10013
Fax: (212) 816-9628
Attention: Matthew Kaufman


MAGNETITE ASSET INVESTORS L.L.C.
c/o BlackRock Financial Management
345 Park Avenue
29th Floor
New York, NY 10154
Fax: (212) 754-8756
Attention: Dennis Schaney

DB CAPITAL INVESTORS, L.P.
DB Capital Partners, Inc.
130 Liberty Street, 25th Floor
New York, NY 10006
Fax: (212)250-9518
Attention: Frank Schiff

FIRST UNION INVESTORS, INC.
First Union Capital Markets
One First Union Center, 5th Floor
Charlotte, NC 28288
Fax: (704) 374-6711
Attention: Pearce Landry

BANCAMERICA CAPITAL INVESTORS I, L.P.
Bank of America
100 North Tryon Street, 25th Floor
Charlotte, NC 28255
Fax: (704) 386-6432
Attention: Ed Balogh

COINVESTMENT I, LLC
c/o BlackRock Financial Management
345 Park Avenue
29th Floor
New York, NY 10154
Fax: (212) 754-8756
Attention: Dennis Schaney

                                   Schedule I
                  Indemnification Payment Sharing Percentages1/


Institutional Stockholder                        Indemnification Payment Sharing
                                                                      Percentage
DLJ Fund Investment Partners II, L.P.                                   .5182 %
DLJ Private Equity Employees Fund,                                      .0474 %
L.P.
DLJ Private Equity Partners Fund, L.P.                                  1.3312 %
DLJ Capital Partners I, LLC                                             .5570 %
Greenwich Street Capital Partners II,                                   2.1923 %
L.P.
GSCP Offshore Fund, L.P.                                                .0457 %
Greenwich Fund, L.P.                                                    .0742 %
Greenwich Street Employees Fund, L.P.                                   .1308 %
TRV Executives Fund, L.P.                                               .0108 %
Magnetite Asset Investors LLC                                           .9815 %
DB Capital Investors, L.P.                                              2.4539 %
First Union Investors, Inc.                                             2.4539 %
BancAmerica Capital Investors I, L.P.                                   2.4539 %
CoInvestment I, LLC                                                     .4907 %







------------
     1These percentages will be based on the relative amounts invested in the Company by THL, Kelso and each Institutional Stockholder at the closing.